UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2012

Astika Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-182113 (Commission File Number)	27-4601693 (IRS Employer Identification No.)

7000 W. Palmetto Park Road, Suite 409
Boca Raton, Florida  33433
 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (509) 562-3211

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)           Dismissal of Independent Registered Public Accounting Firm.

On September 7, 2012, Lake & Associates CPA’s LLC (“Lake & Associates”) resigned as the independent registered public accounting firm of Astika Holdings, Inc. (the “Company”).  The resignation was accepted by the Board of Directors of the Company (the “Board”).

During the period from January 13, 2011, the Company’s inception, through December 31, 2011, and through the date of this report, there were no (1) disagreements with Lake & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Lake & Associates to make reference in its report on the Company’s financial statements for such period to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit report of Lake & Associates on the financial statements of the Company, during the period from January 13, 2011, the Company’s inception, through December 31, 2011, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report stated there is substantial doubt about the Company’s ability to continue as a going concern.

The Company has requested that Lake & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.  A copy of such letter, dated September 7, 2012, indicating that it is in agreement with such disclosures is filed as Exhibit 16.1 to this Form 8-K.

(b)           Engagement of New Independent Registered Public Accounting Firm.

On September 7, 2012, the Board of Directors approved the appointment of MaloneBailey, LLP (“MaloneBailey”) as the independent registered public accounting firm of the Company.

During the period from January 13, 2011, the Company’s inception, through December 31, 2011 and the subsequent interim period preceding MaloneBailey’s engagement, neither the Company nor anyone on behalf of the Company consulted with MaloneBailey regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and MaloneBailey did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from Lake & Associates CPA’s LLC, dated September 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2012	ASTIKA HOLDINGS, INC.

	By:	/s/ Eugene B. Settler
Eugene B. Settler President and Chief Executive Officer